Investor Presentation

September 2011

Krispy Kreme DOUGHNUTS®

happy all around™

Forward-Looking Statements

Some of the information in this presentation represents forward-looking statements that are protected under the Private Securities Litigation Reform Act of 1995. Such statements may reflect our expectations or beliefs about the future, including, without limitation, expectations or beliefs regarding our financial performance. We cannot assure you that we will achieve or realize these expectations. Like any such statements, they are subject to a number of factors, risks and uncertainties that could cause actual results to differ materially from our expectations or beliefs. These factors include items discussed in our SEC filings, including our annual report on Form 10-K for the year ended January 30, 2011. New factors emerge from time to time, and it is not possible for us to predict all such factors or assess the impact of each such factor on Krispy Kreme. If we do make forward-looking statements, we undertake no obligation to update those statements in the future in light of subsequent events. Please note that all of our SEC filings, along with other shareholder relevant information, can be found on the IR portion of our website at www.krispykreme.com.

Mission:

To touch and enhance lives through the joy that is Krispy Kreme



Vision:

To be the worldwide leader in sharing delicious tastes and creating joyful memories

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Overview

- 74 year old branded retailer & wholesaler of high-quality doughnuts and packaged sweets
- Brand familiarity on par with Starbucks & Dunkin Donuts
- Competing in the QSR category
- 669 stores in 21 countries
  - 88 Company-owned and 581 franchised stores
- Growing again after several years of managing legacy issues
- Healthy cash flow and low debt
- Strong and committed management team

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US Penetration


WA
OR
ID
MT
ND
SD
MN
WI
WY
NE
CA
NV
UT
KS
MO
AZ
NM
TX
LA
NY
PA
VT
ME
Krispy Kreme
DOUGHNUTS
Company
Franchise

Red and green circles denote store locations, not completely developed markets

Krispy Kreme DOUGHNUTS

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Around the World

- Australia - 28
- Bahrain - 7
- Canada - 5
- China - 1
- Dominican Republic - 1
- Indonesia - 11
- Japan - 28
- Kuwait - 27
- Lebanon - 10
- Malaysia - 5
- Mexico - 63
- Philippines - 23
- Puerto Rico - 5
- Qatar - 6
- Saudi Arabia - 84
- South Korea - 48
- Thailand - 2
- Turkey - 13
- UAE - 21
- United Kingdom – 45
- United States - 236

669 stores in 21 countries

Business Segments

Revenues generated from four business segments:

- Company Stores
- Domestic Franchise
- International Franchise
- KK Supply Chain: sells proprietary mixes and key ingredients, as well as manufactures equipment



67%
2%
6%
25%
Company Stores
Domestic Franchise
International Franchise
KK Supply Chain

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Company Stores

- Domestic - Company and franchise stores have two sales channels:
  - On-premises: sales to customers visiting stores
    - Factory stores: contain a full doughnut production line
    - Satellite stores: consist of hot shops and fresh shops supplied by a nearby factory store; hot shops utilize doughnut heating and glazing equipment
  - Off-premises: sales on a branded basis to grocers, mass merchants and convenience stores

- International stores sell products principally through the on-premises channel

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Strategic Initiatives

- Refine "small shop" format; improve unit economics
- Focus on improving shop operations and execution
- Develop and deploy new/enhanced offerings
- Improve off-premises economics through new products and better management and marketing
- Increase franchisee support and reduce logistics costs
- Continue building domestic and international new store pipeline

Refine "Small Shop" Format

- Stimulate an increase in on-premises sales through greater convenience for current and future guests
- Increase store density to better leverage our marketing spend
- Reduce operating costs and investment
- Improve production efficiencies
- Achieve greater consistency of product quality
- Enable store employees to focus on excellence in customer satisfaction

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Company-owned "Small Shop" Potential

- Opportunity to build over 65 Company-owned small shops in currently targeted Southeast markets (of which 12 have already been opened)
- Current development pipeline includes:
  - Raleigh
  - Columbia
  - Nashville
  - Charlotte
  - Louisville
  - Virginia Beach



- Larger markets to be developed later (e.g., Atlanta and D.C.)

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"Small Hot Shop" Example



Krispy Kreme
DOUGHNUTS
NEIGHBORHOOD SHOP

Columbia, SC

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"Small Factory Shop" Example


Krispy Kreme
DOUGHNUTS
DOUGHNUT FACTORY
& KREMERY

Winston-Salem, NC

Krispy Kreme DOUGHNUTS
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Company Stores – Key Facts

Retail Product Sales Mix


Other 8%
Coffee 4%
Doughnuts 88%

New Coffee Program

- National program launched in August 2011

- Three new signature coffees
  - Extensively tested with consumers
  - House blend, dark roast and house decaf


BLISS

- New marketing campaign
  - Exciting and engaging creative campaign
  - Merchandising plan to maximize consumer touch points
  - Social media, PR and Local Relationship Marketing plans to deliver the message

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Company Stores – Key Facts

Retail Sales by Daypart



Other 4%
6 pm - 11 pm 28%
6 am - 11 am 38%
2 pm - 6 pm 19%
11am - 2 pm 13%

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Develop and Deploy New Products


Box of 6
for only P295.

Krispy Kreme Baked Creations ®



Limited Time Offerings - currently featuring Krispy Kreme Coffee Break Doughnut


Doughnut
SHAKES

Kool Kreme ®


New!
Glazed Chocolate Filled Pie



Longer shelf life packaged goods

Continue Building Domestic and International Pipeline

Prepare Ourselves for Continued Growth


Krispy Kreme



Continue Building Domestic and International Pipeline



Dominican Republic

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Continue Building Domestic and International Pipeline


Krispy Kreme
DOUGHNUTS
Krispy Kreme

Bangkok

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Financial Overview

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Total Stores at Period End


FY06
International Franchise
68
207
127
Company Owned
Domestic Franchise


Q2 FY12
International Franchise
Domestic Franchise
148
88
433
Company Owned

402 Stores
68% Franchised

669 Stores
87% Franchised

Domestic Stores

Domestic Growth Beginning Anew



334
272
245
225
224
229
231
236
245
FY06
FY07
FY08
FY09
FY10
FY11
Q1 FY12
Q2 FY12
FY12E

International Stores


Building the Global Franchise Network
68
123
204
298
358
417
421
433
435
FY06
FY07
FY08
FY09
FY10
FY11
Q1 FY12
Q2 FY12
FY12E

Revenues



($ in millions)
$543
$461
$430
$386
$347
$362
$180
$203
FY06
FY07
FY08
FY09
FY10
FY11
6 mths FY11
6 mths FY12

Operating Income (Loss)

($ in millions)


$5
$12
$15
$10
$15
$23
FY06
FY07
FY08
FY09
FY10
FY11
6 mths FY11
6 mths FY12
FY12E
($28)
($43)
($117)

FY12E assumes achievement of midpoint of estimated operating income ex. impairment charges and lease termination costs of $22 to $24MM.

Interest Expense



($ in millions)
$20.2
$20.3
$9.8
$10.7
$10.7
$6.4
$3.4
$0.9
$1.7
FY06
FY07
FY08
FY09
FY10
FY11
6 mths FY11
6 mths FY12
FY12E

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Net Income (Loss)



($ in millions)
$0
$8
$7
$18
$19
FY06
FY07
FY08
FY09
FY10
FY11
6 mths FY11
6 mths FY12
FY12E
($4)
($42)
($67)
($136)

FY12E excludes after tax gain of $4.7MM on sale of 30% interest in KK Mexico. Assumes achievement of midpoint of estimated operating income ex. impairment charges and lease termination costs of $22-24MM.

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Conclusion

- Continued progress on strategic initiatives
- Positioned for accelerated growth in both revenue and earnings over the long-term
- Small store development and economics will be a driving force behind success
- Strong cash flow
- Low debt

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